Supplement to Prospectuses

                                 Liberty Midcap Growth Fund Classes A, B and C
                   Liberty Capital Opportunities Fund Class A
          Liberty Small Company Growth Fund Class A
           Liberty Large Company Focus Fund Class A
            Liberty Intermediate Bond Fund Class A
               Liberty Income Bond Fund Class A
             Liberty HighYield Bond Fund Class A
         Liberty High Income Municipals Fund Class A

The Prospectuses are revised as follows:

The footnote to the table "Class A Sales Charges" under the subcaption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

The following replaces the table called "Purchases Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased                                  Commission %
First $3 million                                              1.00
$3 million to less than $5 million                   0.80
$5 million to less than $25 million                           0.50
$25 million or more                                           0.25*

* Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

G-36/333C-0700                                          August 1, 2000


July 31, 2000


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


Liberty-Stein Roe Funds Income Trust
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund
Stein Roe Income Fund (the "Funds")
File Nos. 811-4552 and 33-02633


Ladies and Gentlemen:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is a prospectus supplement dated August 1, 2000, which is now being used in connection with the public offering and sale of shares of the Funds. Please be advised that each Fund's Prospectuses, as supplemented and Annual Reports (each of which was filed via EDGAR) have not been revised since the date of the last filing.

Sincerely,

Liberty-Stein Roe Funds Income Trust

/s/Vincent Pietropaolo
Vincent Pietropaolo
Assistant Secretary

Enclosures